UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 31, 2018

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)
(425) 679-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐    Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On May 31, 2018, Expedia Group, Inc., a Delaware corporation (the “Company”) and its applicable subsidiaries entered into a Fourth Amendment (the “Fourth Amendment”) amending and supplementing the Amended and Restated Credit Agreement, dated as of September 5, 2014 (as amended, supplemented or otherwise modified, including by the Fourth Amendment, the “Credit Agreement”), among the Company, Expedia, Inc., a Washington corporation, Travelscape, LLC, a Nevada limited liability company, Hotwire, Inc., a Delaware corporation, the lenders and issuing banks party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto. The Fourth Amendment, among other things, increased the aggregate commitments under the Credit Agreement by $500,000,000 to $2,000,000,000, extended the maturity date of the loans and commitments under the Credit Agreement to May 31, 2023, reduced the interest rate on loans under the Credit Agreement by up to 25.0 basis points per annum (with the interest rate varying based on the Company’s senior unsecured debt ratings), provided for borrowings in certain additional currencies under the Credit Agreement, increased the maximum permissible leverage ratio to 4.00:1.00, reduced the minimum permissible ratio of consolidated EBITDA to consolidated cash interest expense to 2.75:1.00, and made certain other modifications to the covenants and other terms of the Credit Agreement.
The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the actual Fourth Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Please see Item 1.01 above, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Fourth Amendment, dated as of May 31, 2018, among Expedia Group, Inc., a Delaware corporation, Expedia, Inc., a Washington corporation, Travelscape, LLC, a Nevada limited liability company, Hotwire, Inc., a Delaware corporation, the lenders and issuing banks party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ ALAN PICKERILL
Alan Pickerill
Chief Financial Officer
Dated: May 31, 2018

EXHIBIT INDEX

Exhibit Number	Description
10.1
Fourth Amendment, dated as of May 31, 2018, among Expedia Group, Inc., a Delaware corporation, Expedia, Inc., a Washington corporation, Travelscape, LLC, a Nevada limited liability company, Hotwire, Inc., a Delaware corporation, the lenders and issuing banks party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent.